UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2025

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WNS (HOLDINGS) LIMITED
(Exact name of registrant as specified in its charter)

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Jersey, Channel Islands	001-32945	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gate 4, Godrej & Boyce Complex
Pirojshanagar, Vikhroli (W) Mumbai, India
HYLO, 23rd Floor, 103-105 Bunhill Row,
Old street London
515 Madison Avenue, 8th Floor, New York, NY
(Addresses of principal executive offices)

400 079 ECY1Y 8LZ 10022 (Zip codes)

+91-22-6826-2100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary share, par value 10 pence per share	WNS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure.

Scheme Document; Court Meeting of Shareholders and General Meeting of Shareholders

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on July 7, 2025 (the “Announcement 8-K”), WNS (Holdings) Limited, a public limited company incorporated under the laws of the Bailiwick of Jersey (the “Company” or “WNS”), entered into a Transaction Agreement (the “Agreement”) with Capgemini S.E., a société européenne organized under the laws of France (the “Buyer”), providing for, subject to the terms and conditions of the Agreement, the acquisition of the Company by the Buyer, which is expected to be implemented by means of a scheme of arrangement (the “Scheme”) under the Companies (Jersey) Law 1991 (the “Transaction”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Announcement 8-K.

The Company today issued a press release announcing the publication of the scheme circular containing the terms of the Scheme and related notices and explanatory information (the “Scheme Document”), together with the related forms of proxy, in connection with the meeting of the Company’s shareholders convened with the permission of the Royal Court of Jersey (the “Court Meeting”) and the general meeting of the Company’s shareholders (the “General Meeting”) convened in connection with the Scheme, as described in the Scheme Document. The Court Meeting and the General Meeting will each be held on August 29, 2025. Approval of the Scheme at the Court Meeting and of the resolution to alter the Company Articles of Association and such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme at the General Meeting, among other things, are conditions to the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 hereto.

A copy of the Scheme Document, notice of the Court Meeting, notice of the General Meeting, form of proxy card for the Court Meeting and form of proxy card for the General Meeting are furnished as Exhibits 99.2, 99.3, 99.4, 99.5 and 99.6 hereto.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated July 30, 2025, issued by WNS
99.2	Scheme Document
99.3	Notice of Court Meeting (included in Exhibit 99.2)
99.4	Notice of General Meeting (included in Exhibit 99.2)
99.5	Form of Proxy Card for Court Meeting
99.6	Form of Proxy Card for General Meeting
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. The Company may also file other documents with the U.S. Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. This document is not a substitute for the Scheme Document or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE SCHEME DOCUMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Company shareholder meetings to approve the Transaction, the Scheme or related matters, or other responses in relation to the Transaction, should be made only on the basis of the information contained in the Scheme Document. Shareholders may obtain a free copy of the Scheme Document and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://ir.wns.com/ copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The Transaction will be implemented solely pursuant to the Scheme, subject to the terms and conditions of the Agreement, dated July 6, 2025, which contains the full terms and conditions of the Transaction.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements related to the proposed Transaction, including the timing of the Court Meeting, the General Meeting and completion of the proposed Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of Closing and the potential benefits of the Transaction, the Company’s business and industry, and management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include but are not limited to: the Transaction will not be consummated on a timely basis or at all; the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive the required shareholder approval for the Scheme or any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement; the effect of the announcement or pendency of the proposed Transaction on the Company’s business relationships, operating results, and business generally; risks that the proposed Transaction disrupts the Company’s current plans and operations; potential difficulties in the Company’s employee retention as a result of the proposed transaction; there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; the Transaction may result in the diversion of management’s time and attention to issues relating to the Transaction; there may be significant transaction costs in connection with the Transaction; unfavorable outcome of legal proceedings that may be instituted against the Company following the announcement of the Transaction; and the risk that the Company’s stock price may decline significantly if the proposed Transaction is not consummated. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Scheme Document. In addition, a number of important factors could cause the Company’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part I, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov, and the Company’s investor relations site at https://ir.wns.com. These forward-looking statements speak only as of the date they are made, and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WNS (HOLDINGS) LIMITED (Registrant)
Date: July 30, 2025	By:	/s/ Gopi Krishnan
Gopi Krishnan
General Counsel